Exhibit 10

                       ELEPHANT TALK COMMUNICATIONS, INC.

                           Convertible Promissory Note


                                                       Original Principal Amount
December 15, 2005                                                US$3,500,000.00
                                                                 ---------------


         ELEPHANT TALK COMMUNICATIONS, INC., a California corporation (the "Company"), for value received, promises to pay to Rising Water Capital AG, a company registered in Zug, Switzerland (the "Holder"), located at Baarerstrasse 12, 6300 Zug, or its registered assigns, the principal sum of US$3,500,000.00 (the "Principal Amount"). The Company will pay to the Holder Payments (defined below) of principal and accrued interest thereon at the Interest Rate described in Section 1 below from the date of receipt of funds under this Note, and to which interest will be paid (computed daily on the basis of a year of 360 days and the actual number of days elapsed), until the entire Principal Amount and accrued interest have been paid, or until the Maturity Date described below. Payment shall be in the coin or currency of the United State of America which at the time of payment is legal tender for the payment of public and private debts. The Company may, at its option, prepay this Note in whole or in part, at any time and from time to time, without premium or penalty. All amounts received by Holder hereunder from the Company shall be applied first to accrued interest and, upon the payment of all accrued and unpaid interest, thereafter shall be applied against outstanding principal. The Company may borrow under the terms of this Note, from time to time, from the Holder up to a maximum of US$3,500,00.00. The Company will not enter into any additional financing without the prior written approval of the Holder, and will provide to the Holder any reasonable detailed reporting and access to all Company information.

1. Term; Interest Rate. This Note shall have a term of thirty (30) months, during which time interest on the Principal Amount will accrue from the date of this Note at an annual interest rate of 10%. The Note will be paid in full at the end of the thirty month term with a balloon payment of principal and interest accrued.

2. Payments. The person in whose name the Note is registered at the close of business on the last day of the calendar month preceding a Payment Date shall be entitled to receive the Payment on the Payment Date. Payments shall be applied first to accrued interest and, upon the payment of all accrued and unpaid interest, thereafter shall be applied against the outstanding Principal Amount. On the Maturity Date, the Company shall pay the Holder the entire unpaid portion of the Principal Amount of this Note and all accrued and unpaid interest thereon. Subject to the provisions set forth in Section 3 with respect to the conversion of the Note into common stock of the Company, the Company may prepay or redeem the Note at any time, in whole or in part, prior to the Maturity Date. In case the Company desires to prepay the Note, Holder will have the option to convert the full or partial amount of Note into Common Shares of the Company during a thirty day period after being informed of the Company's intention of prepayment of the Note. This Note does not entitle the Holder to any voting or


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other rights as a shareholder of the Company,  or to any other rights whatsoever except those expressly set forth herein. No dividends are payable or will accrue on this Note.

3. Conversion. This Note shall be convertible during the term, in whole or in part, into shares of common stock, no par value (the "Common Stock"), at the conversion price of three and one-half cents (US$0.035) per share of Common Stock (the "Conversion Price"); provided, however, that this Note shall not be convertible during the term when the Company has insufficient authorized common stock to issue to the Holder when a demand for conversion is made. In this regard, the Company has agreed in Section 10 hereof to take certain steps as promptly as practicable to assure that sufficient shares of common stock are authorized to permit the full exercise of the Holder's conversion rights.

4. Security. The Note will be secured by shares owned or to be owned by the Company in the entities Beijing Chinawind Communications Information Technology Co. Ltd., ET Middle East and ETC Holding.

5.       Default.

         (a) Events of Default. Each of the following shall constitute an event of default (an "Event of Default") under this Note:

                  (1) The failure to make any Payment to the Holder, as required by Section 2 above, when the same becomes due and payable, and the continuance of such failure for a period of thirty (30) days after such payment becomes due.

                  (2) The failure to pay the portion of the Principal Amount of this Note remaining unpaid on the Maturity Date and all accrued and unpaid interest thereon, as required by Section 2 above, when the same becomes due and payable, and the continuance of such failure for a period of thirty (30) days after such payment becomes due.

                  (3) The failure on the part of the Company duly to perform or observe any other agreement, covenant, term or condition hereof which nonperformance or nonobservance has continued for a period of ninety (90) days after written notice specifying the nonperformance or nonobservance is received by the Company from the holder of the Note.

                  (4) Commencement by the Company of a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar laws now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consent by the Company to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making of a general assignment for the benefit of creditors, or a failure generally to pay its debts as they become due.


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                  (5)    An  involuntary  case  or  other  proceeding  shall  be
                  commenced    against   the   Company   seeking    liquidation,
                  reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar laws now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and
                  such   involuntary  case  or  other  proceeding  shall  remain
                  undismissed   and   unstayed  for  a  period  of  ninety  (90)
                  consecutive days.

                  (6) The Company shall have, after three months from the date of this Note, failed to file with the U.S. Securities and Exchange Commission a Definitive Information Statement on
                  Schedule 14C or shall have failed to mail the same to shareholders, which filing and mailing relates to an amendment to its Articles of Incorporation to increase the number of authorized shares from 255 million (250 million of common stock and 5 million of preferred stock) to 655 million (650 million of common stock and 5 million of preferred stock). It shall also constitute an Event of Default if the Company shall fail to amend, within three months of the date of this Note, its Articles of Incorporation to increase its authorized common stock with the Office of the Secretary of State of California.

         (b) Remedy: Acceleration and Conversion. Upon the occurrence and continuance of an Event of Default, the Holder of the Note may, by notice in writing to the Company, declare the entire unpaid principal of the Note to be, and all of the unpaid principal of the Note shall then be, forthwith due and payable together with interest accrued thereon. Thereafter, the remedy of the Holder in the event of nonpayment by the Company shall be conversion of this
Note into Common Stock in accordance with Section 3 above or take the securities in Section 4 as payment towards the unpaid principal of the Note together with interest accrued thereon..

         (c) Waiver. The Holder of the Note may by written notice to the Company waive any past Event of Default and its consequences. On waiver, the underlying Event of Default shall be deemed cured for all purposes of the Note. No waiver shall extend to a subsequent or other Event of Default, or impair any right consequent thereto.

         (d) Rescission of Acceleration. The Holder of the Note may by written notice to the Company rescind and annul a declaration of acceleration if the Company pays all accrued interest on the Note then outstanding and the unpaid portion of the Principal Amount of the Note then outstanding which have become due otherwise than by the declaration. No rescission and annulment shall extend to a subsequent or other Event of Default, or impair any right consequent thereto.

6. Payment; Waiver. The Company shall make Payments of the Principal Amount and interest on this Note pursuant to the terms of Sections 1 and 2 above. Payment shall be made by check mailed to the registered Holder in accordance with
Section 11,  without  presentment  of the Note and  without  notation of payment


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being made on the Note.  The Company  hereby waives  grace,  notice of intent to accelerate, protest, demand, presentment for payment and diligence in the collection of this Note, and in the filing of suit hereon. It is further agreed that upon this Note becoming due or being declared due and upon the same being placed in the hands of attorneys for collection, collected by suit, or collected through a court of bankruptcy, the Company agrees to pay a reasonable amount as collection or attorneys' fees.

7. Transfer. This Note is transferable only on the books of the Company (at its office or agency to be maintained in the Hong Kong Special Administrative Region of the People's Republic of China) by the registered Holder in person or by his attorney duly authorized in writing, on surrender of this Note properly endorsed. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration or transfer or exchange.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE LAW. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE RE-OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE STATE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION THEREOF OR (B) A PRIOR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION WITH RESPECT THERETO.

8. Registered Owner. Prior to the presentment for registration of transfer of this Note, the Company and any agent of the Company may treat the registered Holder as the absolute owner of this Note for all purposes, whether or not the
Note is overdue. Neither the Company nor the agent shall be affected by any notice to the contrary (including any notation of ownership or other writing on the Note made by anyone other than the Company).

9. No Recourse. No recourse shall be had for payment of the principal or interest on this Note, or for any claim based hereon against an incorporator, stockholder, officer or director as such (whether past, present or future) of the Company or any successor corporation, either directly through the Company or successor corporation or otherwise, whether by virtue of a constitution, statute or rule of law or by the enforcement of an assessment or penalty or otherwise. All such liability is expressly released and waived by the acceptance of this Note and as part of the consideration for its issuance.

10. SEC Filings and Amendment to Articles of Incorporation. The Company hereby agrees that it shall make all necessary filings with the U.S. Securities and Exchange Commission and the Office of the Secretary of State of California to perfect an amendment to its Articles of Incorporation in order to increase its authorized shares from 255 million (250 million of common stock and 5 million of preferred stock) to 655 million (650 million of common stock and 5 million of preferred stock), all such actions to be undertaken as promptly as practicable so that the Holder will enjoy a full conversion privilege.

11. Notices; Addresses. All notices to the Holder or to the Company shall be given in writing by first class mail, postage prepaid, addressed: (1) if to the


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Holder,  at its address  most  recently  furnished by it to the Company for that purpose; or (2) if to the Company, at its principal executive offices located at 438 East Katella Avenue, Suite 217, Orange, California 92867 (Attention: Mr. Russelle Choi) or at such other address as the Company may specify by notice to the Holder. Notice shall be deemed given at the time so mailed. A notice by the Company of change of address of its office or agency for any payment on this Note shall be given at least ten business days before the date the change is to become effective, and shall specify such date. Checks may be sent to Holders by first class mail, postage prepaid, to the address indicated in clause (1) and shall be deemed delivered at the time so mailed.

12. Maximum Interest Rate. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with applicable California law governing the maximum rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits the Holder to contract for, charge, take, reserve or receive a greater amount of interest than under California law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note, or if acceleration of the maturity of this Note or any prepayment by the Company results in the Company having paid or the Holder having received any interest in excess of that permitted by law, then it is the express intent of the Company and Holder that all excess amounts theretofore collected by the Holder be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration. All sums or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling.

13. Successors. All the covenants, stipulations, promises, agreements and obligations under this Note by or of the Company shall bind the Company's successors and assigns whether so expressed or not.

14. Headings. The headings used in this Note have been inserted for convenience of reference only and do not define or limit the provisions hereof.

15. Governing Law. This Note shall be governed by and construed in accordance with the Laws of the State of California applicable to an agreement executed and performed in such State without giving effect to the conflicts of laws principles thereof; and the courts of such state and the applicable United States District Court shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The Holder hereby consents to the jurisdiction of such courts.


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Dated as of the 15th day of December, 2005.



                                        ELEPHANT TALK COMMUNICATIONS, INC.


                                        By:  /s/ Russelle Choi
                                             ------------------
                                                 Russelle Choi
                                                 President


Convertible Note - RWC (Rev.4)









































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